Exhibit 10.4

Confidential!	Ganymed Pharmaceuticals AG JGU, TRON, BioNTech, University Medical Clinic – Licence Agreement Execution copy

THE SYMBOL “[***]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF PUBLICLY DISCLOSED

This document is an English translation of a document prepared in German. In preparing this document, an attempt has been made to translate as literally as possible without jeopardizing the overall continuity of the text. Inevitably, however, differences may occur in translation and if they do, the German text will govern by law.

In this translation, German legal concepts are expressed in English terms and not in their original German terms. The concepts concerned may not be identical to concepts described by the English terms as such terms may be understood under the laws of other jurisdictions.

Licence Agreement

of 01 January 2015 (“Commencement Date”)

between

TRON-Translationale Onkologie an der Universitätsmedizin der Johannes Gutenberg-Universität Mainz gemeinnützige GmbH (Translational Oncology at the University Medical Clinic of the Johannes Gutenberg University)

Freiligrathstraße 12, 55131 Mainz

hereinafter referred to as “TRON”

and

Johannes Gutenberg-Universität Mainz (Johannes Gutenberg University of Mainz)

Saarstr. 21, 55122 Mainz;

hereinafter referred to as the “JOHANNES GUTENBERG UNIVERSITY”

and

University Medical Clinic of the Johannes Gutenberg University Mainz

Langenbeckstr. 1, 55131 Mainz

hereinafter referred to as “UNIVERSITY MEDICAL CLINIC”

TRON, JOHANNES GUTENBERG UNIVERSITY and the UNIVERSITY MEDICAL CLINIC

hereinafter referred to collectively as the “University-affiliated Parties”

and

GANYMED Pharmaceuticals AG

An der Goldgrube 12

D-55131 Mainz

hereinafter referred to as “GANYMED”

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and

BIONTECH AG

An der Goldgrube 12

D-55131 Mainz

hereinafter referred to as “BIONTECH”

Confidential!	Ganymed Pharmaceuticals AG JGU, TRON, BioNTech, University Medical Clinic – Licence Agreement Execution copy

TABLE OF CONTENTS

PREAMBLE		4

1.	DEFINITION OF TERMS	4

2.	LICENSED PATENTS	9

3.	LICENCES	13

4.	EXERCISE AND REPORTING OBLIGATIONS; MATERIAL TRANSFER	14

5.	LICENSING FEES, TERMS AND CONDITIONS OF PAYMENT	15

6.	WARRANTY, LIABILITY	18

7.	EXEMPTIONS	19

8.	CONFIDENTIALITY, PUBLICATIONS	20

9.	TERM OF THE CONTRACT, TERMINATION	22

10.	LEGAL CONSEQUENCES OF A TERMINATION	22

11.	FINAL PROVISIONS	23

APPENDICES

Appendix 1.4	BioNTech exclusive patents
Appendix 1.7	BioNTech reagents
Appendix 1.8	BioNTech other patents
Appendix 1.15	Ganymed patents
Appendix 1.16	Ganymed-University cooperation agreements
Appendix 1.18	Community patents
Appendix 1.30	Contract targets
Appendix 5.1	Contract patents for use by GANYMED
Appendix 5.2	Contract patents for use by BIONTECH
Appendix 5.4	[***] contract patents

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PREAMBLE

A.	GANYMED is a company that deals mainly with research and development of antibodies to fight cancer.

B.

BioNTech and the other companies in the BionTech Group are companies that are involved in the research and development of other pharmaceutical solutions, including vaccines and cell therapies to fight cancer and other diseases. Overlaps between the activities of GANYMED and the BionTech Group are conceivable.

C.

TRON is a company founded by the JOHANNES GUTENBERG UNIVERSITY, the UNIVERSITY MEDICAL CLINIC, Professor Dr. Ugur Sahin and the State of Rhineland Palatinate, which conducts research and development in the fields of ecology and immunology with the aim of taking university research and development results and implementing them as part of practical applications.

D.

GANYMED, BIONTECH and the JOHANNES GUTENBERG UNIVERSITY have worked together for many years and together achieved development results, most recently on the basis of the old cooperation agreement (as defined below). After the entry into force of the old cooperation agreement in March 2009, the other companies in the BionTech Group were founded as BIONTECH subsidiaries, which have since each worked together with GANYMED and the JOHANNES GUTENBERG UNIVERSITY and together they have achieved development results.

E.

The JOHANNES GUTENBERG UNIVERSITY, the UNIVERSITY MEDICAL CLINIC and TRON have reached different agreements with each other since the conclusion of the old cooperation agreement which, among other things, relate to the transfer of rights and duties arising from the old cooperation agreement as well as the transfer of patents and know-how for which GANYMED and/or BIONTECH have been granted licences.

F.

The Parties shall end with the old cooperation agreement upon conclusion of this license agreement. Taking the place of the old cooperation agreement, from the time of commencement of (i) this license agreement, which modifies the licences between the parties to the industrial patents and the know-how and which existed prior to the conclusion of this licence agreement, as well as in (ii) separate research and development contracts, which GANYMED, and one or more companies in the BionTech Group independently conclude with TRON and, if necessary, the UNIVERSITY MEDICAL CLINIC in relation to the further cooperation.

1.	DEFINITIONS OF TERMS

For the purposes of this contract, the following terms have the meaning stated below:

1.0 “Working day” means any day which is not a Saturday, Sunday or a public holiday in the domicile of a party.

1.1 “Old cooperation agreement” is the cooperation, purchase and licensing agreement dated 30 December 2008 between the JOHANNES GUTENBERG UNIVERSITY, GANYMED, and BIONTECH, including the supplementary agreement of 24 August 2009.

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1.2 “BioNTech area of application” includes all areas of application of contractual products outside of the Ganymed area of application. [***].

1.3 “BioNTech development results” are all inventions, the entire know-how, technologies and other knowledge in the BionTech Group, which constituted BioNTech development results within the meaning of the old cooperation agreement and/or which can be the subject of rights of use granted to GANYMED by the BionTech Group at the time of commencement, and which were achieved on the basis of cooperation between one or more companies in the BionTech Group and the JOHANNES GUTENBERG UNIVERSITY and the UNIVERSITY MEDICAL CLINIC and/or TRON in connection with the old cooperation agreement before the time of commencement. The other BioNTech patents, BioNTech exclusive patents and Community patents are not development results.

1.4 “BioNTech exclusive patents” are the patents and patent applications filed and scheduled as listed in Appendix 1.4, as well as patent applications registered by 31.12.2015 and encompass BioNTech development results. For the purposes of clarification: BioNTech exclusive patents are covered by the licence pursuant to Section 3.1.

1.5 The “BioNTech Group” is BIONTECH, BioNTech RNA Pharmaceuticals GmbH (formerly: “Ribological”), BioNTech Cell & Gene Therapies GmbH (formerly: “UniCell”), BioNTech Diagnostics GmbH (formerly: “Theracode”), BioNTech Protein Therapeutics GmbH (formerly: “Tulip”) and JPT Peptide Technologies GmbH. With the exception of JPT Peptide Technologies GmbH, the registered office of all companies in the BioNTech Group listed in the commercial register at the time of entry into force of this contract: An der Goldgrube 12, 55131 Mainz, Germany. The registered office of JPT Peptide Technologies GmbH listed in the commercial register at the time of entry into force of this contract is: Volmerstraße 5, 12489 Berlin, Germany.

1.6 “BioNTech patents” are other BioNTech patents and BioNTech exclusive patents, but not Community patents. For the purposes of clarification: If a BioNTech patent is transferred to GANYMED, it is no longer a BioNTech patent, but rather a Ganymed patent.

1.7 “BioNTech reagents” are (i) the reagents referred to in Appendix 1.7 and the know-how that is required for the use of reagents, and (ii) additional reagents added in accordance with Section 3.5, as well as the know-how required for the use of these reagents, insofar as the BioNTech and/or the University-affiliated Parties can grant rights of use to these reagents and the necessary know-how at the time of entry into force.

1.8 “Other BioNTech patents” are the patents and patent applications filed and scheduled as listed in Appendix 1.8, as well as patent applications registered by 31.12.2015 and encompass BioNTech development results. For the purposes of clarification: Other BioNTech patents are not covered by the licence pursuant to Section 3.1.

1.9 “BioNTech contract products” are all products developed, manufactured and/or marketed by BIONTECH, its affiliated companies, legal successors, and/or licensees (or sublicensees). For the purposes of this definition, GANYMED and BIONTECH are not classified as affiliated companies, legal successors, licensees or sublicensees.

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1.10 “Change of Control” is the date on which the majority shareholding relationships at GANYMED change from the state at the time of commencement in such a way that a new shareholder of GANYMED can exert a dominant influence on GANYMED; a change of control, however, is not present if a financial investor (and not a strategic investor or competitor) acquires shares in GANYMED.

1.11 “Third parties” are all natural and legal persons with the exception of TRON, the JOHANNES GUTENBERG UNIVERSITY, the UNIVERSITY MEDICAL CLINIC, GANYMED, BIONTECH and all affiliated companies of the Parties.

1.12 “Development results” are Ganymed results of development and BioNTech development results.

1.13 “Ganymed area of application” is the research, development, validation, production, approval and exploitation of the contract products listed below and related to the contract Targets:

i.

antibodies, antibody fragments and antibody fusion proteins within the meaning of recombinant proteins, which bind to one or more contract targets [***] (“Ganymed Anti-bodies”). By contrast, this shall not include non-immunoglobulin-based binding proteins (such as micro-proteins) and Ganymed Antibodies, not administered as a polypeptide, but e.g. as RNA. [***];

ii.	[***];

iii.	[***];

iv.	[***]; and

v.	[***];

as well as [***].

1.14 “Ganymed development results” are all inventions, the entire know-how, technologies and other knowledge of GANYMED, which constituted GANYMED development results within the meaning of the old cooperation agreement and/or which can be the subject of rights of use granted to GANYMED by the BionTech Group at the time of commencement, and which were achieved between GANYMED and the JOHANNES GUTENBERG UNIVERSITY and the UNIVERSITY MEDICAL CLINIC and/or TRON in connection with the old cooperation agreement before the time of commencement in connection with (i) the old cooperation agreement and/or (ii) on the basis of the Ganymed-University cooperation agreements. Ganymed patents are not Ganymed development results.

1.15 “Ganymed patents” are (i) the patents listed in Appendix 1.15, as well as (ii) patents registered during the term of this agreement and encompass Ganymed development results. For the purposes of clarification: Ganymed patents are covered by the licence pursuant to Section 3.2. Community patents are not Ganymed patents. For the purposes of further clarification: If a Ganymed patent is transferred to a company in the BionTech Group, it is no longer a Ganymed patent, but rather becomes a BioNTech patent.

Confidential!	Ganymed Pharmaceuticals AG JGU, TRON, BioNTech, University Medical Clinic – Licence Agreement Execution copy

1.16 “Ganymed-University cooperation agreements” are the contracts listed in Appendix 1.16 between GANYMED and the JOHANNES GUTENBERG UNIVERSITY, which preceded the old cooperation agreement.

1.17 “Ganymed contract products” are all products developed, manufactured and/or marketed by GANYMED, its affiliated companies, legal successors, and/or licensees (or sublicensees). For the purposes of this definition, GANYMED and BIONTECH are not classified as affiliated companies, legal successors, licensees or sublicensees.

1.18 “Community patents” are (i) the patents listed in Appendix 1.18 and (ii) patents, registered during the term of this agreement, and encompass Ganymed development results and BioNTech development results.

1.19 “Valid claim” if a claim that is granted, and has not lapsed or been legally declared null and void due to the expiry of the property right or the withdrawal of the respective patent. In the case of pending patent applications, there is a valid claim for a term of seven (7) years from the date of priority of the respective patent if no previous application for examination has been made, but no longer than for a term of ten (10) years from the date of priority of the respective patent.

1.20 “Net sales price” is the amount charged to a third party for the purchase of a contract product from GANYMED and/or BIONTECH, its affiliated companies, legal successors or licensees or sublicensees, for which GANYMED and/or BIONTECH claims a licence based on this agreement, minus the following items, if such deductions were actually granted or are attributable to the contract product according to the applicable generally accepted accounting principles:

i.	Value added taxes, duties and fees for the manufacture, import or use of the contract products;

ii.	Standard quantity discounts and cash discounts;

iii.	Credits for returned contract products or for deferred discounts; and

iv.	Costs of transport and transport insurance if these costs are part of the sales price of the contract products and listed as a separate item in the respective invoice.

The net sales price for each contract product is charged only once, namely upon the first sale of the contract product in question by GANYMED and/or BIONTECH, its affiliated companies or sublicensees to a third party which is neither an affiliated company nor a sub-licensee of the respective party.

1.21 The “Parties” are BIONTECH, GANYMED, TRON, the JOHANNES GUTENBERG UNIVERSITY and the UNIVERSITY MEDICAL DEPARTMENT and a “Party” is GANYMED, BIONTECH, TRON, the JOHANNES GUTENBERG UNIVERSITY or the UNIVERSITY MEDICAL CLINIC. For the purposes of this licence agreement, TRON, JOHANNES GUTENBERG UNIVERSITY and the UNIVERSITY MEDICAL CLINIC act jointly as the “University-affiliated Parties”. “University-affiliated Parties” is used as a simplified collective term for the three full parties; in the respective context in accordance with this agreement, these are obliged and entitled jointly and/or individually and for themselves. A common authorisation or obligation on the part of the TRON, the JOHANNES GUTENBERG UNIVERSITY and the UNIVERSITY MEDICAL CLINIC in the sense of a total debt, total creditor liability, community of joint owners or joint venture is therefore not intended.

Confidential!	Ganymed Pharmaceuticals AG JGU, TRON, BioNTech, University Medical Clinic – Licence Agreement Execution copy

1.22 “Patents” are all (i) patents, patent applications, utility models, including subsequent applications, divisions, partial applications, extensions, additional patents, supplementary protection certificates and corresponding protections applied for or issued in individual countries or worldwide, as well as (ii) all patents, patent applications, including subsequent applications, divisions, partial applications, extensions, additional patents, supplementary protection certificates and corresponding protections which claim the priority of a patent under (i).

1.23 “Targets” [***].

1.24 “Sublicensee” is each licensee who obtains a license to the contractual patents not from the right holder from but a licensee or sublicensee of the right holder. Sublicensee also includes sub-sublicensees, etc. “Sublicences” have a corresponding meaning.

1.25 “Affiliated companies” in relation to each Party are all companies, (i) in which a Party directly or indirectly holds more than fifty percent (50%) of the voting shares or in any other way, for example contractually, via special voting rights or voting agreements, is entitled to exercise a decisive influence on is management, (ii) which directly or indirectly hold more than fifty percent (50%) of the voting shares in a Party or are otherwise entitled to exercise a dominant influence over the management of the Party, or (iii) if more than fifty percent (50%) of the voting shares held or a dominant influence is exercised on the management by a person or a company who holds more than fifty percent (50%) of the voting shares of this Party will or exerts a dominant Influence on the management of this Party. Within the meaning of this contract, (a) Athos Service GmbH, with its registered office at Rosenheimer Platz 6, 81669 Munich and (b) Santo (Deutschland) Holding GmbH, with its registered office at Tölzer Strasse 12, 83607 Holzkirchen, (c) AT Impf GmbH, with its registered office at Rosenheimer Platz 6, 81669 Munich, (d) ATS Beteiligungsverwaltung GmbH, with its registered office at Rosenheimer Platz 6, 81669 Munich and (e) companies exercising influence in accordance with paragraph (i)—(ii), if this influence is exerted over the three companies listed above, are not classified as affiliated companies.

1.26 “Contract” is this license agreement between the University-affiliated Parties, GANYMED, and BIONTECH, including its appendices.

1.27 The “Contract territory” is all countries and territories worldwide.

1.28 “Contract patents” are the BioNTech patents, Ganymed patents and Community patents.

1.29 “Contract products” are the Ganymed contract products and BioNTech contract products.

1.30 “Contract targets” are the targets listed in Appendix 1.30.

1.31 “Confidential information” is all data and information, study results, documents, materials and knowledge, business and trade secrets of the Parties, of which the Parties or their affiliated companies become aware of as part of the execution of this contract, the old cooperation

Confidential!	Ganymed Pharmaceuticals AG JGU, TRON, BioNTech, University Medical Clinic – Licence Agreement Execution copy agreement or the Ganymed-University cooperation agreements or will become aware of or which they have published or will publish. Confidential information of the Parties or their affiliated companies also include the contents of this contract and the Ganymed-University cooperation agreements, as well as their respective development results.

ADDITIONAL DEFINITIONS

BioNTech exempt party	Section 7.3
Ganymed exempt party	Section 7.1
Ganymed contract patent	Section 2.7
Non-infringing parties	Section 9.3
Legal successor	Section 11.5
Party indemnified by the University-affiliated Parties	Section 7.5
University-affiliated Parties	Title, Section 1.21
Infringing party	Section 9.3
Time of commencement	Title

2.	LICENSED PATENTS

2.1 If an application has not yet been made, GANYMED is entitled to apply for a patent for the Ganymed development results in the name of GANYMED and TRON, to maintain them and defend and enforce them with respect to third parties, and BioNTech is entitled to apply for a patent for the BioNTech development results on behalf of the respective participating companies in the BionTech Group and TRON to maintain them, defend them and enforce them with respect to third parties. [***] and companies in the BionTech Group named as the applicant and TRON are entitled to BioNTech development results and BioNTech patents in equal parts to the extent that the TRON is a co-owner. GANYMED, BIONTECH and TRON [***]. GANYMED, and BIONTECH shall agree who takes the lead in application, maintenance and defence of Community patents, depending on the importance of the patent for the Ganymed area of application or the BioNTech area of application. GANYMED and/or BIONTECH shall inform the co-owners of the application and maintenance of contract patents and take suggestions made by the parties concerning the application and maintenance into account accordingly. The costs of the application, tracking, maintenance, defence and enforcement of the contract patents shall be borne by GANYMED in the case of Ganymed patents, and by BIONTECH in the case of BioNTech patents. The costs of the application, tracking, maintenance and defence shall be borne by [***] in the case of Community patents.

2.2 The JOHANN GUTENBERG UNIVERSITY and/or THE UNIVERSITY MEDICAL CLINIC have transferred their joint ownership rights as well as their other rights and obligations in relation to the contract patents, with the exception of the contract patents marked with a cross in a separate column in Appendix 1.15, with the agreement of 21 June 2011 to TRON and TRON has accepted the transfers. The transfers have come into effect no later than at the time of entry into force of this contract. The JOHANNES GUTENBERG UNIVERSITY and the UNIVERSITY MEDICAL CLINIC hereby acknowledge that

Confidential!	Ganymed Pharmaceuticals AG JGU, TRON, BioNTech, University Medical Clinic – Licence Agreement Execution copy their rights and obligations to this contract patents were transferred effectively to TRON. BIONTECH and GANYMED hereby consent to the transfer of the joint ownership rights as well as the other rights and obligations of the JOHANNES GUTENBERG UNIVERSITY and/or the UNIVERSITY MEDICAL CLINIC in relation to these contract patents to TRON. Appendix 1.15 labels a contract patent in which the JOHANNES GUTENBERG UNIVERSITY is the owner. The Parties to this contract are entitled to exercise their rights and/or their share of the contract patents and development results to another Party to this contract, to affiliated companies or third parties. If another Party is a co-owner of the patent and/or development result to be transferred, the co-owner is to be informed of the transfer and the name of the new joint owner in writing prior to the transfer. In this case, the transfer is only effective after such notification. The Party transferring their share of a contract patent and/or development result to a third party may, to the extent of this Party has been granted a licence under this contract, grant the third party a sublicence to the share of the contract patent not transferred. In this case, the transferring party shall oblige the purchaser in accordance with the provisions of this contract, however, it remains obliged to continue to fulfil its obligations under this contract. Alternatively, the transferring Party may transfer its license to the share of the contract patent not transferred to the purchaser with the effect of discharging the debt; this does, however, require the approval of the co-owner. The consent shall not be unreasonably denied and shall be deemed granted if has not been refused with good reason and in writing within thirty (30) working days from the date of receipt of the request for consent. Consent is not necessary insofar as the purchaser of the joint ownership share is a Party to this contract, or if the transfer of the contract patents is in connection with a transfer of contract in accordance with Section 11.5. transfers in accordance with this Section 2.2. Transfers prior to the conclusion of this contract are hereby approved.

2.3 [***].

2.4 GANYMED is entitled to the exclusive right to enforcement of Ganymed patents, BioNTech exclusive patents and Community patents against infringement of property rights in the Ganymed area of application, for which GANYMED bears the costs. BIONTECH is entitled to the exclusive right to enforcement of Ganymed patents, BioNTech exclusive patents and Community patents against infringement of property rights in the BioNTech area of application and other BioNTech patents against infringement of property rights in the Ganymed area of application and in the BioNTech area of application, for which BIONTECH bears the costs. If GANYMED, its affiliated companies, licensees and sub-licensees are not interested in the enforcement in accordance with this Section 2.4, GANYMED shall offer BIONTECH the right to enforce, and if BIONTECH, its affiliated companies, licensees and sub-licensees are not interested in the enforcement in accordance with this Section 2.4 and GANYMED is either the co-owner of the violated patent or owner of an exclusive license to the violated patent based on this contract, BIONTECH shall offer GANYMED the right to enforce. Insofar as TRON is a co-owner of the above-mentioned patents, TRON is to be informed in writing about the offer to enforce in relation to the infringement of property rights to GANYMED and/or BIONTECH. TRON may undertake the enforcement of the patent if BIONTECH or GANYMED do not exercise their respective preferential right within ten (10) working days after receipt of the notice in writing to TRON and GANYMED and/or BIONTECH. The Parties shall, on request and at the expense of the Party entitled to enforce the respective rights, provide support in an appropriate way in connection with an action against an infringing party.

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2.5 The Parties are obliged to issue and/or take all the necessary information, statements by witnesses, statements and/or actions in all legal proceedings concerning the contract patents and to instruct the workers involved in the inventions accordingly.    The Parties shall issue the necessary statements and powers of attorney to conduct the proceedings. The reasonable costs incurred here shall be borne by the Party who enforces the rights pursuant to Section 2.4; in all other cases involving Ganymed Patents, GANYMED shall bear the costs; for BioNTech patents, BIONTECH shall bear the costs; for Community patents, [***] shall bear the costs [***].

2.6 Revenue of [***] BIONTECH, [***] affiliates, licensees or sublicensees resulting from the enforcement of these rights, including but not limited to revenue from damages, compensation, acknowledgement or a settlement, after deduction of all costs necessary for the enforcement incurred by [***] BIONTECH, including lawyers’ fees, consulting and court costs, shall be treated as “other remuneration ” of [***] BIONTECH, [***] affiliates or sublicensees within the meaning of Sections [***] and 5.2 (b).

2.7 If GANYMED, an affiliated company, licensee or sublicensee intends to give up a Ganymed patent or their share in a Community patent (“Ganymed contract patent”) during the patent term, GANYMED shall inform TRON and BIONTECH of which in writing, if possible, four (4) months prior to the expiration of the deadlines relevant for patent protection. The same applies if GANYMED is not interested in an application for a Ganymed contract patent in individual countries or if the non-application of a possible partial application is equivalent to giving up the patent. In this case, BIONTECH has the right to demand the transfer of GANYMED’s share in the Ganymed contract patent to BIONTECH and to maintain the respective Ganymed contract patent at its own expense and to defend it and/or to file the respective county-specific application or a partial application, and TRON may maintain the respective Ganymed contract patent at its own expense and defend it and/or file the respective country-specific application or a partial application if BIONTECH does not exercise its preferential right within ten (10) working days after receipt of the notice in writing with respect to TRON and GANYMED. On request and at the expense of the BIONTECH and/or TRON, GANMYED shall take all steps that are necessary to allow BIONTECH and/or TRON to conduct the application, maintenance and defence of the Ganymed contract patent and the transfer of their share of the Ganymed contract patent. The party who demands the transfer of the respective Ganymed contract patent to it or submits the respective partial application shall grant Ganymed an irrevocable, perpetual, free and sublicensable license within the contract territory and in the Ganymed area of application, unless otherwise agreed between the respective Parties. The license is exclusive insofar as the Ganymed contract patent or the partial application encompasses a contract target and it is non-exclusive in all other cases. The receiving Party shall indemnify GANYMED from all inventor remuneration which GANYMED is obliged to pay on the basis of statutory provisions in relation to a Ganymed contract patent or a partial application transferred on the basis of this Section 2.7. The periods agreed in this Section 2.7 shall begin to run at the earliest with the time of commencement, unless GANYMED has previously communicated to BIONTECH and TRON its

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intention to give up the patent prior to the time of commencement. In this case, the deadline for written information about the intention to give up the patent shall be, if possible, sixty (60) days, and the deadline for a non-intended application shall be thirty (30) days prior to the expiration of the deadlines relevant for the patent protection. For the purposes of clarification: Section 2.7 does not cover the sale and transfer of Ganymed contract patents on the basis of a separate purchase and transfer agreement, but GANYMED shall agree obligations in accordance with this Section 2.7 with any purchaser.

2.8 Section 2.7 shall apply mutatis mutandis if BIONTECH, an affiliated company, a licensee or Sublicensee is not interested in filing an application for a BioNTech exclusive patent in individual countries or do not file a possible partial application for a BioNTech exclusive patent or wish to give up a BioNTech exclusive patent or their share of a Community patent. The submission of such country-specific applications or of partial applications is regulated according to Section 2.7. In this case, GANYMED and/or TRON (if GANYMED does not exercise its preferential right within ten (10) working days) has the right to transfer BIONTECH’s share of the BioNTech patent or Community patent to GANYMED and/or TRON and GANYMED and/or the TRON shall grant BIONTECH an irrevocable, perpetual, free, non-exclusive and sublicensable licence within the contract territory and in the BioNTech area of application under the respective patent. For the purposes of clarification: Section 2.8 does not cover the sale and transfer of BioNTech contract patents on the basis of a separate purchase and transfer agreement, but BIONTECH shall agree obligations in accordance with this Section 2.8 with any purchaser.

2.9 In the case that a contract patent or a share in a contract patent is given up, the payment obligations of the other Parties in accordance with Section 5 with respect to the transferring Party shall lapse for this contract patent. The same applies in the case of the transfer of a contract patent to a Party for the payment obligations of the receiving Party with respect to the transferring Party concerning the respective contract patent.

2.10 BIONTECH is obliged to make all reasonable efforts to apply for a patent for BioNTech development results by 31.12.2015, i.e. to file an application giving rise to a right of priority. If BIONTECH is not interested in applying for a BioNTech patent, then BIONTECH shall be responsible for the obligations to offer referred to in Section 2.8. BIONTECH shall provide GANYMED and the University-affiliated Parties on a regular basis, but at least once per calendar quarter, with detailed information about the current status regarding (i) the patent applications listed in Appendix 1.4 and 1.8, as well as (ii) the preparation of the filing of the patent applications listed in Appendices 1.4 and 1.8 and/or planned such patent applications that have been filed in the meantime, and coordinate the next steps with GANYMED and the University-affiliated Parties. The Parties shall mutually determine in a timely manner whether the above information is provided by BIONTECH in writing, by email or in any other way.

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3.	LICENCES

3.1 GANYMED hereby receives, during the term of this agreement, for the research, development, validation, production, approval and the exploitation of Ganymed contract products in the contract territory, irrevocably and for an indefinite period and in accordance with the provisions and limitations of this contract:

(i) [***];

(ii) [***]; and

(iii) from BIONTECH in the Ganymed area of application,

•

an exclusive right to the share of the Community patents, the BioNTech exclusive patents and the BioNTech development results to which the respective company in the BionTech Group is entitled, insofar as these were brought to the attention of GANYMED before the time of commencement of this agreement by one of the companies in the BionTech Group or one of the University-affiliated Parties.

3.2 BIONTECH hereby receives, during the term of this agreement, for the research, development, validation, production, approval and the exploitation of BioNTech contract products in the contract territory, irrevocably and for an indefinite period and in accordance with the provisions and limitations of this contract:

(i) from the University-affiliated Parties in the BioNTech area of application and in the Ganymed area of application,

•	an exclusive right to the share of the other BioNTech patents and BioNTech reagents to which the University-affiliated Parties are entitled; and

•

an exclusive right to the share of the BioNTech development results to which the University-affiliated Parties are entitled, which are not the subject of the licence in accordance with Section 3.1, and to the BioNTech patents that encompass these BioNTech development results;

(ii) from the University-affiliated Parties in the BioNTech area of application,

•

an exclusive right to the share of the Community patents, BioNTech exclusive patents, Ganymed patents and Ganymed development results to which the University-affiliated Parties are entitled, insofar as these were brought to the attention of one of the companies in the BionTech Group or one of the University-affiliated Parties by GANYMED before the commencement of this contract; and

(iii) from GANYMED in the BioNTech area of application

•

an exclusive right to the share of the Community patents, Ganymed patents and Ganymed development results to which the University-affiliated Parties are entitled, insofar as these were brought to the attention of one of the companies in the BionTech Group or one of the University-affiliated Parties by GANYMED before the commencement of this contract.

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3.3 For the purposes of clarification, insofar as this relates to licences from University-affiliated Parties, the licence shall be issued by the University-affiliated Party who is the owner or co-owner of the respective development results or contract patent. The licences referred to in this Section 3 continue the licences of the old cooperation agreement and modify the licences in accordance with the provisions of this contract. An interruption of the licenses is not intended with this agreement.

3.4 GANYMED and BIONTECH are entitled to sublicence all the rights from the licences referred to in Sections 3.1 to 3.2 to affiliated companies, another party to this contract and third parties without prior consent. For the purposes of clarification: insofar as GANYMED and BIONTECH are co-owners of a licensed right, they are entitled to grant licenses for their share of the respective right. If licences and/or sub-licences have been granted in the past, these are hereby approved by the respective rights owners. The Parties are obliged, as a sublicensor, to grant the sublicensee the rights of use from the licence only under such conditions that are in line with the terms of this contract. The sublicensee has to commit on its part to be bound by the terms of this contract accordingly. The respective licensee shall inform the licensor about the conclusion of a sublicence agreement in writing. The sublicensees are entitled to issue further sublicences, for which the above provisions of this Section 3.4 shall apply mutatis mutandis.

3.5 BIONTECH hereby grants GANYMED a non-exclusive, sub-licensable and royalty-free licence (or sublicence) to the BioNTech reagents including the BioNTech patents, insofar as they encompass BioNTech reagents for (i) internal research and development purposes and (ii) research, development, manufacturing, validation, authorisation and utilisation of Ganymed contract products in the Ganymed area of application and in the contract territory that is irrevocable and perpetual. [***].

Upon signature of this contract, GANYMED has a claim to the updating of the list of BioNTech reagents, but only in relation to such reagents that GANYMED has already been made aware of before the entry into force of this agreement by one of the companies in the BionTech Group or one of the University-affiliated Parties.

After a change of control, the licence in accordance with Section (i) above shall expire.

3.6 The University-affiliated Parties may use the contract patents and the development results only for their internal research purposes.

3.7 [***].

3.8 The Parties shall sign all documents and issue all declarations at the expense of the respective licensee and work together with the respective licensee insofar as this is necessary for the registration of licences in the patent offices of the various countries in the contract territory.

4.	EXERCISE AND REPORTING OBLIGATIONS; MATERIAL TRANSFER

4.1 [***]

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4.2 BIONTECH is obliged with respect to the University-affiliated Parties to itself or with the help of its sublicensees, to the best of their ability, to support the development, approval, manufacturing and marketing of BioNTech contract products in the BioNTech area of application and within the contract territory.

4.3 [***].

4.4 At the time of commencement, the Parties and/or their affiliated companies are in possession of materials provided to them by one of the other Parties prior to the conclusion or during the term of the old cooperation agreement or the Ganymed-University cooperation agreements. The materials remain the sole property of the Party who provided the materials and may not be used by the other Parties or affiliated companies that received the materials only in relation to the exercising of the rights and licences granted in this contract. Each Party who has received the materials from another Party undertakes to provide the materials safely and protected from loss, damage, theft, misuse, and unauthorised access and stored in accordance with the applicable laws, regulations and guidelines. They shall continue to make sure that their affiliated companies, licensees, and sublicensees use the materials in the same way. Upon written request from the Party who provided the materials, the other party shall provide information to the best of their knowledge as to whether and for what purposes the materials can be used.

5.	LICENSING FEES, TERMS AND CONDITIONS OF PAYMENT

5.1 [***]

5.2 For the BioNTech contract products sold in the BioNTech area of application by BIONTECH , its affiliated companies or licensees and/or sublicensees in the scope of protection of a valid claim of at least one contract patent cases referred to in Appendix 5.2, BIONTECH shall pay the University-affiliated Parties (a) a royalty in the amount of

(X)	[***] percent ([***]%) of the net sales price of the BioNTech contract products for annual net sales prices per BioNTech contract product up to [***] ([***]) and

(Y)	[***] percent ([***]%) of the net sales price of the BioNTech contract products insofar as the annual net sales prices per BioNTech contract product exceeds [***] ([***]);

and (b) in the case of licensing to third parties, a participation in the amount of [***] percent ([***]%) of all upfront payments, milestone payments and other payments which BIONTECH or its affiliated companies of their licensees receives for the issuing of licenses (with the exception of ongoing royalties, in which no participation pursuant to (b) is to be paid).

For the purposes of clarification: The payment obligation pursuant to letter (b) above does not apply if BIONTECH transfers its co-ownership of a contract patent to a third party in connection with a transfer of contract in accordance with Section 11.5 and, in this context, transfers the license to the co-ownership share of the University-affiliated Parties; the payment obligation set forth in letter (b)

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above does, however, also exist in the case of such a transfer of contract in accordance with Section 11.5 to the extent that the contract transfer is in line with a licence agreement, as is concluded, as is typical for the industry, between small-medium sized biotechnology companies and medium-sized/large pharmaceutical companies, in which the licensee is to make an upfront payment, milestone payments and sales-based payments (royalties). An asset deal with an earn-out scheme, in which the last payments become due upon approval of the product, would not be in line with any licence agreement, since licence agreements typically stipulate that a large part of the remuneration is to be paid via sales-based licensing fees. A transfer of the co-ownership share of a contract patent outside the variants regulated in Section 11.5 to a third party requires the approval of the co-owner in accordance with Section 2.2 above.

The above payment obligations of BIONTECH exist only if BIONTECH also receives royalty payments due for the respective rights from the respective licensee or sublicensee (i.e. a suspension of the royalty payment obligation in the event of a failure of the licensee’s/sublicensee’s and/or no payment obligation if late payments cannot be obtained). The foregoing sentence shall not apply if the licensee or sublicensee is an affiliate of BIONTECH. BIONTECH is obliged to endeavour to enforce claims for royalties with respect to licensees and sublicensees suitably and provide evidence of this.

5.3 The participation of [***] percent ([***]%) in accordance with Section 5.1 (b) or Section 5.2 (b) is to be offset against the royalty in accordance with Section [***] 5.2 (a) in the case of all upfront payments, but not in the case of milestone payments and other payments, which means that, for example, in accordance with paragraph (a) only the royalties that exceed the participation of the University-affiliated Parties in the upfront payments that have already been made pursuant to paragraph (b) are to be paid. For example, [***].

For the purposes of clarification: royalties are only payable if they are made for issuing of licenses. No participation is payable on fees, which are proven to be paid for the provision of services, for the delivery of materials, etc.. Where applicable, in the case of a full remuneration, the share paid for the licenses is to be determined and royalties are only to be paid for this share.

For the purposes of clarification: if a [***] BioNTech contract product in the BioNTech area of application is in the scope of protection of several contract patents, this shall remain at the royalties pursuant to [***] Section [***] 5 .2.

5.4 The remaining licences, in particular (i) licences to the contract patents referred to in Appendix 5.4, (ii) licences to development results and (iii) reciprocal licences between [***]. Insofar as inventor fees in relation to a [***] license to a contract patent become due or contractually agreed services known at the time of the entry into force of this contract with respect to other investors become due for payment, the licensee shall indemnify the owner of the respective contract patent from all statutory and contractual claims owed in this regard. For the purposes of clarification: The regulation pursuant to Section 5.4 (iii) does not affect the basic payment claim on the part of the University-affiliated Parties to payments pursuant to Section[***] 5.2; the payment obligations shall pass to the other party if they have acquired a licence.

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5.5 If GANYMED and/or BIONTECH acquires the right to use a contract patent (by licence or transfer of a contract patent) in the area of application of the other Party, the Party who provided the right of use within the area of application of the other Party must also make the payments to the University-affiliated Parties referred to in Section[***] 5.2 for the uses in the area of application of the other Party. For the purposes of clarification: [***] more than one royalty pursuant to [***] Section 5.2 is not due for any contract product.

5.6 Royalties are to be paid for each country within the contract territory and for each contract product, as long as the contractual products in the respective country fall under a valid claim of a licensed contract patent.

5.7 All payments of royalties must be made in euros plus the applicable value added tax. If net sales prices are collected in foreign currencies, these net selling prices are to be converted into euros at the rates of exchange published by the European Central Bank at 15:00 on the last business day of the respective billing period.

5.8 Royalties in accordance with Section 5 are to be paid on a [***].

5.9 As licensees, the Parties shall keep all books, records and data, which are necessary to determine the accuracy and completeness of the statements according to the principles of proper accounting. The University-affiliated Parties are entitled, given reasonable notice to have these books, records, and data inspected by an independent auditor once a year during the general business hours of the licensee. An auditor is independent if a Party or one of its affiliates does not regularly commission it. The University-affiliated Parties shall assume the costs of the auditor, unless the audit reveals that there is a difference of [***] percent ([***]%) or more between the bill of the respective licensee and that of the auditor at the expense of the University-affiliated Parties, in which case the costs shall be borne by the licensee in question. Differential amounts are immediately due and payable.

5.10 In accordance with the old cooperation agreement, the JOHANNES GUTENBERG UNIVERSITY has transferred the ownership of the patents listed in a separate column in Appendix 1.8 and marked with a cross to BIONTECH and BIONTECH paid the JOHANNES GUTENBERG UNIVERSITY a purchase price for this. As a BIONTECH obligation with respect to the JOHANNES GUTENBERG UNIVERSITY transferred from the old cooperation agreement to this agreement, BIONTECH must make the following payments to the JOHANNES GUTENBERG UNIVERSITY:

i.

a first milestone payment in the amount of [***] ([***]) if a clinical Phase Ilb trial or an equivalent clinical phase of an authorisation procedure is started for a BioNTech contract product in the scope of protection of a valid claim of one of the other BioNTech patents marked in Appendix 1.8. The first milestone payment is due for the first BioNTech contract product that meets the above condition; and

ii.

a second milestone payment in the amount of [***] ([***]) if a clinical Phase Ilb trial or an equivalent clinical phase of an authorisation procedure is completed for a BioNTech contract product in the scope of protection of a valid claim of one of the other BioNTech patents marked in Appendix 1.8. A Phase IIb clinical trial or an equivalent clinical phase shall be deemed to have been completed when the principal of the trial sensor receives the final report from the competent authority. The second milestone payment is due for the first BioNTech contract product that meets the above condition; and

Confidential!	Ganymed Pharmaceuticals AG JGU, TRON, BioNTech, University Medical Clinic – Licence Agreement Execution copy

iii.

a third milestone payment in the amount of [***] ([***]) is due upon approval of the first BioNTech contract product by the European Medicines Agency (EMA) that falls in the scope of protection of a valid claim of one of the other BioNTech patents marked in Appendix 1.8. The third milestone payment is due for the first BioNTech contract product that meets the above condition.

BIONTECH shall inform the University-affiliated Parties of the beginning of the preparation for starting clinical phases for a BioNTech contract product that falls in the scope of protection of a valid claim of one of the other BioNTech patents marked in Appendix 1.8, and thereafter report annually on the progress of the preparation or the starting of clinical phases and the approval. If the product with which each milestone is reached is a BioNTech contract, for which a payment obligation in accordance with Section 5.2 exists (or would arise upon the start of sales), [***] of the payments owed under in this Section 5.10, shall be offset against all payments due under Section 5.2 (and vice versa). This means: (i) Payments pursuant to Section 5.2 are only to be made if they exceed [***] of the total sum of all payments already made pursuant to this Section 5.10 in total and (ii) payments pursuant to this Section 5.10 are only to be made if they exceed [***] of the sum of all payments already made in accordance with Section 5.2 in total (i.e. pursuant to Section 5.10 (i), (ii) and (iii). In addition, the payment claims as defined in Section 5.10 shall lapse as soon as they become due once each.

The effectiveness of the transfer that has already taken place in accordance with the old cooperation agreement does not depend on the performance of the payments in accordance with Sections 5.10 (i), (ii) or (iii).

6.	WARRANTY, LIABILITY

6.1 Each Party guarantees that it has the right to conclude this contract and to fulfil its obligations under this contract, and that no circumstances are known to it that could impair one Party in the performance of its obligations under this contract. For the purposes of clarification, BIONTECH also guarantees that it is entitled to grant licences to the BioNTech patents, even if another member of the BionTech Group is the owner of the BioNTech patents.

6.2 BIONTECH and the University-affiliated Parties shall inform GANYMED of intellectual property rights and copyrights of third parties that are known or become known to them, which could be violated through the use of the Ganymed patents and the Ganymed development results in the Ganymed area of application. The same shall apply to GANYMED and the University-affiliated Parties with respect to the BIONTECH for the BioNTech patents in the BioNTech area of application.

6.3 [***]

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6.4 The Parties shall be liable to one another only for intent and gross negligence. In the case of gross negligence, the liability for indirect damages, consequential damages and lost profits shall be excluded.

7.	EXEMPTIONS

7.1 GANYMED is obliged to indemnify the respective university-affiliated party or BIONTECH (“Party indemnified by Ganymed”) from all claims of third parties which are asserted because:

i.	third-party product liability claims are asserted in connection with the Ganymed contract products sold by GANYMED, its affiliated companies, licensees or sublicensees;

ii.	the Ganymed contract products sold by GANYMED, its affiliates, licensees or sublicensees do not meet the requirements of applicable law and/or applicable approvals;

iii.	GANYMED violates an obligation or warranties under this contract, or

iv.

GANYMED or one of its auxiliary agents acts negligently. GANYMED is obliged to indemnify pursuant to this Section 7.1 only under the following conditions: (ii) The Party indemnified by Ganymed informs GANYMED immediately in writing of the asserted claims; (ii) GANYMED alone is entitled to undertake the defence and conclude a settlement concerning the claim; and (iii) the Party indemnified by Ganymed supports GANYMED in the defence of the claim to the best of its abilities.

7.2 [***]

7.3 BIONTECH undertakes to provide the respective University-affiliated Party or GANYMED (“Party Indemnified by BioNTech”) from all claims of third parties which are asserted because:

i.	third-party product liability claims are asserted in connection with the BioNTech contract products sold by BIONTECH, its affiliated companies, licensees or sublicensees;

ii.	the BioNTech contract products sold by BIONTECH, its affiliates, licensees or sublicensees do not meet the requirements of applicable law and/or applicable approvals;

iii.	BIONTECH violates an obligation or warranties under this contract, or

iv.

BIONTECH or one of its auxiliary agents acts negligently. BIONTECH is obliged to indemnify pursuant to this Section 7.3 only under the following conditions: (ii) The Party indemnified by BioNTech informs BIONTECH immediately in writing of the asserted claims; (ii) BIONTECH alone is entitled to undertake the defence and conclude a settlement concerning the claim; and (iii) the Party indemnified by BioNTech supports BIONTECH in the defence of the claim to the best of its abilities.

7.4 BIONTECH’s obligations under Section 7.3 do not apply in relation to violation of patents of third parties if the violation would not have occurred if the Party indemnified by BioNTech (ii) would have

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used the BioNTech patents in accordance with the provisions of this contract, (ii) would not have processed or changed the BioNTech patents without the consent of BioNTech, or (iii) would not have used the BioNTech patents in combination with other products.

7.5 Each University-affiliated Party is obliged to indemnify GANYMED and/or BIONTECH (“Party Indemnified by the University-affiliated Parties”) from all claims of third parties which are asserted because:

i.	the respective University-affiliated Party violates an obligation or guarantee under this contract, or

ii.	the respective University-affiliated Party acts negligently.

The University-affiliated Parties are obliged to indemnify pursuant to this Section 7.3 only under the following conditions: (ii) The Party indemnified by the University-affiliated Party informs the University-affiliated Party immediately in writing of the asserted claims; (ii) the University-affiliated Party alone is entitled to undertake the defence and conclude a settlement concerning the claim; and (iii) the Party indemnified by the University-affiliated Party supports the University-affiliated Party in the defence of the claim to the best of its abilities.

7.6 The indemnity obligations pursuant to this Section 7 shall continue to exist for a period of fifteen (15) years beyond the termination of this agreement.

8.	CONFIDENTIALITY, PUBLICATIONS

8.1 The Parties are obliged to keep the confidential information that they or their affiliated companies have received or will receive directly or indirectly from one of the other Parties or their affiliated companies secret from third parties, not to make it accessible to third parties and only to use it for the purposes of this contract. The receiving Party shall in particular not use the confidential information for the filing of patents, unless they are not empowered to do so on the basis of the provisions of this contract. The Parties shall oblige their affiliates, licensees and sublicensees to maintain secrecy in respect of confidential information in accordance with this Section 8.

8.2 The above obligations shall not apply to such confidential information, of which the Party receiving the information can prove that it

i.	was already publicly accessible at the time of release or became accessible to the general public thereafter through no fault of their own,

ii.	was in their possession at the time of communication already without a breach of statutory or contractual obligations,

iii.

was made available to it by a third party without an obligation to secrecy and non-use, subject to the proviso that these third parties did not receive the information directly or indirectly from one of the other Parties or

iv.	must be communicated on the basis of statutory provisions of authorities.

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8.3 The Parties are obliged to provide the confidential information only to those employees, agents, advisor, investors, potential investors, purchasers and potential purchasers, licensees and potential licensees, sublicensees and potential sublicensees, insofar as they need to receive the information for the purposes of this contract or for the purposes of the examination of this contract for the respective investment knowledge or the conclusion of a licence agreement, and on which the same substantive confidentiality obligations have been imposed that the Parties have entered into (in the case of employees within the framework of the legal possibilities, including for the period after the termination of the employment relationship). The receiving Party shall, upon request, inform the other Parties of the names of employees who receive information without delay and shall further provide evidence of the conclusion of a confidentiality agreement with the respective employee upon request. After termination of the contract and upon request, the Parties are obliged to return all confidential information and copies thereof to the other Party or to destroy it according to their instructions, with the exception of

i.	legal obligations of the receiving Party to keep confidential information

ii.	computer files created on a regular basis due to automatic system backup, which are to be stored securely by the receiving party, and

iii.	the legal archiving of a single copy of all confidential information in order to ensure compliance with this Section 8.

8.4 The Parties shall make publications during the term of this contract and up to ten (10) years after its completion, insofar as this may affect the interests of other Parties, especially if the planned publication contains development results, only with the consent of the parties concerned. The affected Parties are obliged to give their consent or state their objection within four (4) weeks after transfer of the complete manuscript of the planned publication. If the affected party does not object to the publication within this period, the consent shall be deemed as given. The 4-week period begins to run, however, only from the date of receipt of the manuscript confirmed in writing by the responsible contact person at the party concerned or his representative. An objection to a publication may be raised only given just cause. Just cause exists in particular if a Party is still intending to submit applications for industrial property rights for inventive contributions in the publication in time; eight (8) weeks after transfer of the complete manuscript of the planned publication is agreed as the maximum period, by which a publication may be delayed for the purpose of the registration of property rights. In the event of an objection, however, the parties concerned shall, in particular where statutory final examinations, doctoral theses or post-doctoral theses are affected by the work of the project, in any case, jointly seek to reach a compromise on the time and/or content of a premature publication, taking into account their legal obligations and legitimate interests, and those of the affected examinees, doctoral students or post-doctoral students.

8.5 The Parties are entitled to make the conclusion of this agreement public.

8.6 The confidentiality obligation shall continue to exist for ten (10) years after termination of this contract.

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9.	TERM OF THE CONTRACT, TERMINATION

9.1 The contract shall take effect at the above-mentioned time of commencement and shall continue for as long as BIONTECH and GANYMED are obliged to pay royalties in accordance with Section 5 above.    If the obligation of BIONTECH or of GANYMED to pay royalties ends, the contract between GANYMED and the University-affiliated Parties and/or between BIONTECH and the University-affiliated Parties shall continue to exist as long as GANYMED and/or BIONTECH is still obliged to pay royalties. After the expiry of this contract, the Parties remain irrevocably entitled to the free, permanent, global and non-exclusive use of the licensed rights, including the right to sublicense.

9.2 Each Party is entitled to terminate the rights licensed to them in whole or in part with a period of notice of six (6) months at the end of a calendar month. With the termination of the licence, the obligations of that Party in accordance with the foregoing Sections 3, 4 and 5 in this respect shall terminate. The other licenses, and in particular the licenses which the terminating Party has granted to the other Parties and the rights and obligations under this contract relating to the contract patents and the existing licenses shall continue to apply.

9.3 If one of the Parties (“Infringing Party”) violates an essential contractual obligation or is in default of one of its obligations under this contract, the other Parties (“Non-Infringing Parties”) shall inform the Infringing Party of the infringement or the delay in writing and require that the breach of contract or default be remedied immediately. A significant breach of contract is also present if the licensee contests the property rights of the licensor. If the Infringing Party does not remedy the violation or the delay within sixty (60) days after receipt of the written notice from the Non-Infringing Parties, the Non-Infringing Party concerned is entitled to terminate, in writing, the licence issued to the Infringing Party in accordance with Section 3 with respect to the Infringing Party in whole or in part. The termination of a licence in accordance with this Section 9.3 does not affect the right of Non-Infringing Party to claim compensation from the Infringing Party for damages it suffers due to the premature termination of the contract due to the breach of contract or default and any other claims. In the case of a notice of termination of this contract issued to the Infringing Party pursuant to this Section 9.3, the contract between the other two Parties shall continue.

9.4 Any termination must be made in the written form.

10.	LEGAL CONSEQUENCES OF A TERMINATION

10.1 In the case of a notice of termination of a licence or this agreement, the licensor shall be entitled to all payments made by the licensee, and the licensee is obliged to settle all payment claims incurred prior to the termination of the contract, which shall become due immediately upon termination. Licences, which the licensor has granted the licensee for contract patents or contract products not affected by the termination, as well as licences granted to the licensor by the licensee, shall remain unaffected by the termination of a licence or this contract.

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10.2 Upon termination of a licence – for whatever reason – all sublicences which the respective licensee has granted pursuant to this contract and are issued by the respective licensee to the respective licensor shall remain effective. The licensor is not obliged to disclose the obligations and commitments under the licence agreement, if and to the extent to which they do not match the duties and obligations of the licensor under this contract.

10.3 If a licence expires, the respective licensee undertakes to immediately suspend the further development, manufacturing, marketing and sale of contract products on the basis of this contract. However, the respective licensee has the right to continue to market and sell the contract products existing upon termination of contract for a period of six (6) months after termination of the contract; the licensee remains obliged to continue to pay the remuneration in accordance with Section 5.

10.4 The termination of this contract in accordance with the provisions above shall not affect the right of the Parties to take legal remedies and assert existing claims.

10.5 Sections 1, 2, 4.4, 5.6, 5.7, 5.9 (5.6, 5.7, 5.9 where royalties incurred prior to termination of the contract or net sales prices are concerned), 5.10, 6.3, 6.4, 7 (in accordance with the provisions of Section 7.6), 8, 10, 11.3, 11.6, 11.7, 11.8, 11.9 and 11.11 shall continue to apply even after termination of this contract.

11.	FINAL PROVISIONS

11.1 If TRON or the UNIVERSITY MEDICAL CLINIC have achieved development results within the meaning of the old cooperation agreement during the term of the old cooperation agreement in place of the JOHANNES GUTENBERG UNIVERSITY and/or have become the owner of contract patents in place of the JOHANNES GUTENBERG UNIVERSITY, the TRON and the UNIVERSITY MEDICAL CLINIC hereby enter into the rights and obligations of the JOHANNES GUTENBERG UNIVERSITY from the old cooperation agreement and authorise the use of these patents during the period of the old cooperation agreement. If the assignment of the joint ownership of development results has not yet been made, the JOHANNES GUTENBERG UNIVERSITY, the UNIVERSITY MEDICAL CLINIC and TRON shall agree the assignment of the joint ownership of development results in accordance with the respective inventor shares in good faith between one another and communicate the agreed assignment to GANYMED, and/or BIONTECH no later than thirty (30) days after the date of receipt of the invention notice in writing. If this notification is not made in a timely manner, are GANYME and/or BIONTECH shall be entitled to name TRON as co-owner in patent applications based on this invention.

11.2 upon request from GANYMED and BIONTECH and in order to simplify the mutual obligations and communication under this contract, the JOHANNES GUTENBERG UNIVERSITY and the University Medical Clinic shall each appoint TRON as their agent for issuing and receiving communications.

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Regardless of the following procedural descriptions for the task of issuing and receiving communications, the JOHANNES GUTENBERG UNIVERSITY and the UNIVERSITY MEDICAL CLINIC do not issue TRON a power of attorney or other power of representation. Ganymed and BIONTECH may render their respective obligations under this contract with respect to the JOHANNES GUTENBERG UNIVERSITY and the University Medical Clinic to TRON with the effect of fulfilling the obligation. [***]. TRON shall satisfy its obligations as an agent for issuing and receiving communications for the JOHANNES GUTENBERG UNIVERSITY and the UNIVERSITY MEDICAL CLINIC with the diligence it applies in our own affairs. [***]. The JOHANNES GUTENBERG UNIVERSITY, the UNIVERSITY MEDICAL CLINIC and TRON may cancel or alter the appointment by written information to all other Parties and appoint another University-affiliated Party accordingly. [***].

11.3 All events or circumstances, which the Parties do not have the power to prevent, in particular all cases of force majeure, shall release the parties from performance of their contractual obligations for the duration of the disturbance and to the extent of its impact on the Parties.

11.4 This contract shall enter into force in place of the old cooperation agreement and the Ganymed-University cooperation agreements and thus replaces, among other things, the provisions that are intended to continue to apply after the termination of the agreements. For the remainder, this contract contains all agreements between the Parties on the subject of the contract and, from the time of commencement, shall replace all prior oral and written agreements between the Parties. For the purposes of clarification, the provisions of this contract shall apply to all contract patents, regardless of under which pre-existing contract they were produced.

11.5 The Parties are entitled to transfer their rights and obligations under this contract in whole or in part to (i) their affiliated companies, (ii) any other party, and (iii) third parties, who acquire significant assets of the respective Party or their affiliated companies concerning this contract (“legal successors”). For the purposes of clarification, variant (iii) of the preceding sentence also covers the sale of individual development programs, technologies, projects or products, insofar as the relevant patent or patents and the associated data and know-how are transferred to the legal successor (e.g. by transfer of the relevant employees or other knowledge transfer). Such development programs, technologies, projects and products are considered to be “significant assets” for the purposes of this Section 11.5. In contrast, the isolated transfer of a patent without the associated data and know-how does not constitute the transfer of “significant assets” for the purposes of this Section 11.5. It is a prerequisite for the transfer to affiliated companies, another Party and legal successors that the affiliated company, another Party or the legal successor enters into the rights and obligations of the transferring party under this contract in writing and confirms this in writing to the Parties.

11.6 All communications between the Parties concerning this contract shall be sent by mail or by fax and a confirmation copy by post to the following addresses of the Parties:

To the university representative for the University-affiliated Parties:

TRON-Translationale Onkologie an der Universitätsmedizin

der Johannes Gutenberg Universität Mainz gemeinnützige GmbH Freiligrathstraße 12

55131 Mainz

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FAO Management

To GANYMED:

Ganymed Pharmaceuticals AG

An der Goldgrube 12

55131 Mainz

FAO Management

To BIONTECH:

BioNTech AG

An der Goldgrube 12

55131 Mainz

FAO Management

11.7 This contract is subject to German law.

11.8 With respect to all disputes arising out of or in connection with this contract, mediation proceedings shall be carried out in accordance with the arbitration rules of the German Institution for Arbitration (DIS) as amended at the time of the proceedings. The place of arbitration is Frankfurt. The number of arbitrators is one (1). The language for the mediation proceedings is German. If the dispute has not been settled in accordance with the mediation proceedings within sixty (60) days after the request for mediation proceedings or within another period, on which the Parties agree, each party shall be entitled to lead the dispute to a decision in accordance with Section 11.9.

11.9 After unsuccessful mediation proceedings in accordance with Section 11.8, any Party may turn to the ordinary courts of justice. The exclusive place of jurisdiction for all disputes arising in connection with the contract or its validity is Mainz. To maintain confidentiality, all parties seek to the keep these matters in camera. No party shall oppose a request to keep the matters in camera.

11.10 Each party warrants that the contract is concluded independently of sales transactions and procurement decisions and that there are no such expectations in this regard.

11.11 Should individual provisions of this contract be or become effective, the validity of the remaining provisions remains unaffected by this. The Parties are obliged to immediately replace an invalid or unenforceable provision with a valid or enforceable provision, which comes closest to the economic purpose of the provision to be replaced. The same applies to any regulatory gaps.

11.12 Additions and changes to this contract require the written form and the signature of all the Parties, insofar as they relate to all Parties. This also applies to a waiver of the requirement of the written form. If an addition or amendment of this contract affects only individual Parties, this addition or amendment shall only require the written consent of the Parties concerned. For the

Confidential!	Ganymed Pharmaceuticals AG JGU, TRON, BioNTech, University Medical Clinic – Licence Agreement Execution copy purposes of clarification: GANYMED can, for example, without the consent of BIONTECH, agree on a different royalty with the University-affiliated Parties and GANYMED and BIONTECH can agree a change in the respective areas of application without the consent of the University-affiliated Parties. The Party who is not affected by the amendment of the contract shall be informed about the contract amendment in writing.

11.13 The appendices to this contract describe the state at the time of entry into force. The respective lists of the contract patents may change after the time of entry into force, for example, if other patents are filed, which encompass development results, or contract patents may be transferred from GANYMED to BIONTECH or BIONTECH to GANYMED. The Parties shall update the appendices on a regular basis and make the up-to-date appendices available to the Parties. The updating of the appendices is not constitutive and does not constitute a change of the contract.

Confidential!	Ganymed Pharmaceuticals AG JGU, TRON, BioNTech, University Medical Clinic – Licence Agreement Execution copy

Ganymed Pharmaceuticals AG

Place, date	Mainz, 13.03.2015		Mainz, 16.03.2015
Signed by:	[***]	Signed by:	[***]
Name:	[***]	Name:	[***]
Function:	[***]	Function:	[***]

BioNTech AG

Place, date	Mainz, 16.03.2015		Mainz, 16.03.2015
Signed by:	[***]	Signed by:	[***]
Name:	[***]	Name:	[***]
Function:	[***]	Function:	[***]

Johannes Gutenberg University, Mainz

Place, date	Mainz, 16.03.2015
Signed by:	[***]	Signed by:
Name:	[***]	Name:
Function:	[***]	Function:

Confidential!	Ganymed Pharmaceuticals AG JGU, TRON, BioNTech, University Medical Clinic – Licence Agreement Execution copy

TRON-Translationale Onkologie an der Universitätsmedizin der Johannes Gutenberg-Universität Mainz gemeinnützige GmbH (Translational Oncology at the University Medical Clinic of the Johannes Gutenberg University)

Place, date	Mainz, 16.03.2015
Signed by:	[***]	Signed by:	[***]
Name:	[***]	Name:	[***]
Function:	[***]	Function:	[***]

University Medical Clinic of the Johannes Gutenberg University, Mainz

Place, date	Mainz, 14.04.2015
Signed by:	[***]	Signed by:	[***]
Name:	[***]	Name:	[***]
Function:	[***]	Function:	[***]

Place, date	10.04.2015
Signed by:	[***]
Name:	[***]
Function:	[***]

Appendix 1.4: BioNTech exclusive patents

File ref.	Original applicant	Owner	Title or “Catch Title”	Date of application, application giving rise to a right of priority	Subsequent or initial application No. (Publication No.)*	Target (if the subject of the invention)	Designation pursuant to Appendix 1.15
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

Appendix 1.7: BIONTECH reagents

A) Project [***]

Reagent No.	Reagent designation	Reagent type	Description
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]
12	[***]	[***]	[***]
13	[***]	[***]	[***]
14	[***]	[***]	[***]
15	[***]	[***]	[***]

B) Project [***]

Reagent No.	Reagent designation	Reagent type	Description
17	[***]	[***]	[***]
18	[***]	[***]	[***]
19	[***]	[***]	[***]
20	[***]	[***]	[***]
21	[***]	[***]	[***]
22	[***]	[***]	[***]
23	[***]	[***]	[***]
24	[***]	[***]	[***]
25	[***]	[***]	[***]
26	[***]	[***]	[***]
27	[***]	[***]	[***]
28	[***]	[***]	[***]
29	[***]	[***]	[***]
30	[***]	[***]	[***]
31	[***]	[***]	[***]
32	[***]	[***]	[***]
33	[***]	[***]	[***]
34	[***]	[***]	[***]
35	[***]	[***]	[***]
36	[***]	[***]	[***]
37	[***]	[***]	[***]
38	[***]	[***]	[***]
39	[***]	[***]	[***]
40	[***]	[***]	[***]

Reagent No.	Reagent designation	Reagent type	Description
41	[***]	[***]	[***]
42	[***]	[***]	[***]
43	[***]	[***]	[***]
44	[***]	[***]	[***]
45	[***]	[***]	[***]
46	[***]	[***]	[***]
47	[***]	[***]	[***]
48	[***]	[***]	[***]
49	[***]	[***]	[***]

C) Projects [***] and [***]

Reagent No.	Reagent designation	Reagent type	Description
50	[***]	[***]	[***]
51	[***]	[***]	[***]
52	[***]	[***]	[***]
53	[***]	[***]	[***]
54	[***]	[***]	[***]
55	[***]	[***]	[***]
56	[***]	[***]	[***]
57	[***]	[***]	[***]
58	[***]	[***]	[***]
59	[***]	[***]	[***]
60	[***]	[***]	[***]
61	[***]	[***]	[***]
62	[***]	[***]	[***]
63	[***]	[***]	[***]
64	[***]	[***]	[***]
65	[***]	[***]	[***]
66	[***]	[***]	[***]
67	[***]	[***]	[***]
68	[***]	[***]	[***]
69	[***]	[***]	[***]
70	[***]	[***]	[***]
71	[***]	[***]	[***]
72	[***]	[***]	[***]

D) Other reagents

Reagent No.	Reagent designation	Reagent type	Description
16	[***]	[***]	[***]
73	[***]	[***]	[***]
74	[***]	[***]	[***]
75	[***]	[***]	[***]

Appendix 1.8: Other BIONTECH patents

File ref.	Original applicant	Owner	Title	Date of application, application giving rise to a right of priority	Subsequent or initial application No. (Publication No.)	Designation pursuant to Section 5 ..10
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

Sub-appendix to 1.4 and 1.8: Tron-BionTech joint projects

Project number		Project name / description	Content of the project	Status	Patent family	Title and content of the submitted / planned application
TRON	BionTech
[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]
					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Sub-appendix to 1.4 and 1.8: Tron-BionTech joint projects

Project number		Project name / description	Content of the project	Status	Patent family	Title and content of the submitted / planned application
TRON	BionTech
[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]

Project number		Project name / description	Content of the project	Status	Patent family	Title and content of the submitted / planned application
TRON	BionTech
[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]

Sub-appendix to 1.4 and 1.8: Tron-BionTech joint projects

Project number		Project name / description	Content of the project	Status	Patent family	Title and content of the submitted / planned application
TRON	BionTech
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Sub-appendix to 1.4 and 1.8: Tron-BionTech joint projects

Project number		Project name / description	Content of the project	Status	Patent family	Title and content of the submitted / planned application
TRON	BionTech
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Sub-appendix to 1.4 and 1.8: Tron-BionTech joint projects

Project number		Project name / description	Content of the project	Status	Patent family	Title and content of the submitted / planned application
TRON	BionTech
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Sub-appendix to 1.4 and 1.8: Tron-BionTech joint projects

Project number		Project name / description	Content of the project	Status	Patent family	Title and content of the submitted / planned application
TRON	BionTech
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Project number		Project name / description	Content of the project	Status	Patent family	Title and content of the submitted / planned application
TRON	BionTech

[***]	[***]	[***]	[***]	[***]	[***]	[***]
					[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Sub-appendix to 1.4 and 1.8: Tron-BionTech joint projects

Project number		Project name / description	Content of the project	Status	Patent family	Title and content of the submitted / planned application
TRON	BionTech
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Appendix 1.15: Ganymed patents

File ref.	Original applicant	Owner	Designation acc. to Section 2.2	“Catch Title”	Date of application, application giving rise to a right of priority	Subsequent or initial application No. (WO Publication No.)*	Contract targets, see Appendix 1.30
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]	[***]

[***]

Appendix 1.16: Ganymed-University cooperation agreements

[***]

Appendix 1.18: Community patents

File ref.	Original applicant	Owner	Title / [***] “Catch Title”	Date of application, application giving rise to a right of priority	Subsequent or initial application No. (WO Publication No.)
[***]	[***] **	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***] **	[***]	[***]	[***]	[***]

[***]

Appendix 1.30: Contract targets

File references and SEQ ID NOs are provide for orientation purposes only and are not conclusive.

No.	Name of the contract target (alternative designation(s))	[***] file ref.	Protein SEQ ID NOs as per file ref.
1	[***]	[***]	[***]
2	[***]	[***]	[***]
3	[***]	[***]	[***]
4	[***]	[***]	[***]
5	[***]	[***]	[***]
6	[***]	[***]	[***]
7	[***]	[***]	[***]
8	[***]	[***]	[***]
9	[***]	[***]	[***]
10	[***]	[***]	[***]
11	[***]	[***]	[***]

Appendix 5.1: Contract patents for use by [***]

5.1

[***] file ref.	Owner	“Catch title”	Subsequent or initial application No. (WO Publication No.)
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]
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5.1 Continuation (BionTech exclusive patents)

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5.1 Continuation (Community patents)

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Appendix 5.2: Contract patents for use by BionTech

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5.2 Continuation

[***] file ref.	Owner	Title or “Catch title”	Subsequent or initial application No. (WO Publication No.)
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[***]**	[***]	[***]	[***]
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5.2 Continuation (Community patents)

File ref.	Owner	Title / GANYMED “Catch title”	Subsequent or initial application No. (WO Publication No.)
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Appendix 5.4 Free contract patents

File ref.	Owner	“Catch title” or Title	Subsequent or initial application No. (WO Publication No.)
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